SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported) May 2, 2003
                                                 -----------


                            MORGAN GROUP HOLDING CO.
                            ------------------------

             (Exact Name of Registrant as Specified in its Charter)



    Delaware                       333-73996               13-4196940
    --------                       ---------               ----------
(State of other               (Commission File          (IRS Employer
Jurisdiction of                   Number)               Identification)
Incorporation)




401 Theodore Fremd Avenue  Rye, New York                      10580
-------------------------  -------------                      -----
(Address of Principal Executive Offices                     Zip Code



Registrant's Telephone Number, Including Area Code: 914-921-1877
                                                    ------------


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ITEM 4.  Change In Registrant's Certifying Accountant.
         --------------------------------------------

On May 12, 2003, Morgan Group Holding Co. (the "Company") filed a Current Report on Form 8-K (the "Form 8-K") reporting the cessation of the client-auditor relationship. At the time of such filing, the letter from Ernst & Young LLP stating whether it agrees with the statements made by the Company in response to
Item 304(a) of Regulation S-K was unavailable.

The Company hereby amends the Form 8-K by filing the letter of Ernst & Young LLP addressed to the Securities and Exchange Commission, which was furnished to the Company on May 15, 2003, as Exhibit 16.1 to the Form 8-K.

ITEM 7.  Financial Statements and Exhibits.
         ---------------------------------

          (c) Exhibit 16.1--Letter of Ernst & Young LLP addressed to the Securities and Exchange Commission, dated May 15, 2003.



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                                    SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Morgan Group Holding Co.

                                      /s/Robert E. Dolan
                                      ------------------------------
                                      Robert E. Dolan
                                      Chief Financial Officer




Date:  May 16, 2003


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                                  EXHIBIT INDEX

Exhibit 16.1-- Letter of Ernst & Young LLP addressed to the Securities and Exchange Commission, dated May 15, 2003.